                                                                   Exhibit 10.33











                                   New Jersey
                                      LEASE



                                BT Piscataway LLC
                                    Landlord

                                       and

                          EasyLink Services Corporation

                                     Tenant

                                  for Suite 100

                               Table of Contents


                                                                            Page

1.    SUMMARY OF DEFINED TERMS.................................................1

2.    PREMISES.................................................................2

3.    TERM.....................................................................2

4.    CONSTRUCTION BY LANDLORD.................................................3

5.    FIXED RENT; SECURITY DEPOSIT.............................................4

6.    ADDITIONAL RENT..........................................................5

7.    ELECTRICITY CHARGES......................................................6

8.    SIGNS; USE OF PREMISES AND COMMON AREAS..................................7

9.    ENVIRONMENTAL MATTERS....................................................7

10.   TENANT'S ALTERATIONS.....................................................8

11.   CONSTRUCTION LIENS.......................................................9

12.   ASSIGNMENT AND SUBLETTING................................................9

13.   LANDLORD'S RIGHT OF ENTRY...............................................11

14.   REPAIRS AND MAINTENANCE.................................................12

15.   INSURANCE; SUBROGATION RIGHTS...........................................13

16.   INDEMNIFICATION.........................................................13

17.   QUIET ENJOYMENT.........................................................14

18.   FIRE DAMAGE.............................................................14

19.   SUBORDINATION; RIGHTS OF MORTGAGEE......................................15

20.   CONDEMNATION............................................................15

21.   ESTOPPEL CERTIFICATE....................................................16

22.   DEFAULT.................................................................16

23.   LANDLORD'S LIEN.........................................................20

24.   LANDLORD'S REPRESENTATIONS AND WARRANTIES...............................20

25.   SURRENDER...............................................................21

26.   RULES AND REGULATIONS...................................................21

27.   GOVERNMENTAL REGULATIONS................................................21

28.   NOTICES.................................................................22

29.   BROKERS.................................................................22

30.   CHANGE OF BUILDING/PROJECT NAME.........................................22

31.   LANDLORD'S LIABILITY....................................................22

32.   AUTHORITY...............................................................22

33.   NO OFFER................................................................22

34.   RELOCATION..............................................................22

35.   TENANT FINANCIAL INFORMATION............................................23

36.   EXPANSION...............................................................23

37.   MISCELLANEOUS PROVISIONS................................................23

38.   WAIVER OF TRIAL BY JURY.................................................25

39.   CONSENT TO JURISDICTION.................................................25

EXHIBITS

EXHIBIT "A"  -  SPACE PLAN OF PREMISES
EXHIBIT "B"  -  CONFIRMATION OF LEASE TERM
EXHIBIT "C"  -  RULES AND REGULATIONS
EXHIBIT "D"  -  CLEANING SPECIFICATIONS

                                     LEASE

         THIS LEASE ("Lease") entered into as of the 23rd day of July, 2002, between BT Piscataway, LLC, a New Jersey limited liability corporation ("Landlord"), and EasyLink Services Corporation, a Delaware corporation ("Tenant").

                                   WITNESSETH

         In consideration of the mutual covenants herein set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

         1.       SUMMARY OF DEFINED TERMS.

         The following defined terms, as used in this Lease, shall have the meanings and shall be construed as set forth below:

                  (a) "Building": The Building located 33 Knightsbridge Road, Piscataway, New Jersey.

                  (b) "Project": The Building, the land and all other improvements located at 33 Knightsbridge Road, Piscataway, New Jersey.

                  (c) "Premises": Suite No. 100, which the parties stipulate and agree is a 67,201 rentable square foot portion of the first and second floors of the Building shown on the space plan attached hereto as Exhibit "A" and made a part hereof.

                  (d) "Term": From the Commencement Date for a period of one hundred twenty four (124) months, ending on the last calendar day of the month.

                  (e)      "Fixed Rent":

                        1st @ 2cnd Floor               THIRD FLOOR                        ANNUAL
LEASE YEAR                 PER R.S.F.                   PER R.S.F.                     INSTALLMENTS       FIXED RENT
----------                 ----------                  -----------                     ------------       ----------
                        (55,201 sq. ft.)             (11,964 sq.ft.)
Months 1--16         $11.61, plus utilities       $12.61, plus utilities              $791,749.65         $65,979.14

Months 17-28         $12.11, plus utilities       $13.11, plus utilities              $825,332.15         $68,777.68

Months 29-40         $12.11, plus utilities       $13.11, plus utilities              $825,332.15         $68,777.68

Months 41-52         $17.50, plus utilities       $18.50, plus utilities              $1,187,351.50       $98,945.96

Months 53-64         $17.50, plus utilities       $18.50, plus utilities              $1,187,351.50       $98,945.96

Months 65-124        $18.50, plus utilities       $19.50, plus utilities              $1,254,516.50       $104,543.04


                  (f)      "Security Deposit": $151,250.00

                  (g)      "Estimated Occupancy Date": October 1, 2002.

                  (h)      "Tenant's Allocated Share": 36.02%;

                           "Base Year": Calendar Year 2003

                  (i)      "Rentable Area": Premises 67,201 sq. ft.

                                            Building 153,239 sq. ft.

                  (j) "Permitted Uses": Tenant's use of the Premises shall be limited to general office and administrative use, data center, computer facilities and development programs, storage and uses incidental thereto. Tenant's right to use the Premises shall be subject to all applicable laws and governmental rules and regulations and to all reasonable requirements of the insurers of the Building.

                  (k)      "Broker": GVA Williams of New Jersey.

                  (l)      "Notice Address/Contact"

                  Prior To Occupancy Date

                                    Tenant: EasyLink Services
                                            399 Thornall Street
                                            Edison, New Jersey
                                    Attn: Peter Macaluso
                                    Fax No: (888) 317-0992
                                    E-Mail: pmacaluso@easylink.com

                  After Occupancy Date:
                                    EasyLink Services Corporation
                                    33 Knighstbridge Road, Suite 100
                                    Piscataway, New Jersey
                                    Attn: Peter Macaluso
                                    Fax No: (888) 317-0992
                                    E-Mail: pmacaluso@easylink.com

                  Landlord:         BT Piscataway, LLC
                                    C/O BET Investments, Inc.
                                    2600 Philmont Avenue, Suite 212
                                    Huntingdon Valley, PA 19006
                                    Attn:  Bruce E. Toll
                                    Fax No.:  215-887-9301


                  with a copy to:
                                    BT Piscataway, LLC
                                    C/O BET Investments, Inc.
                                    2600 Philmont Avenue, Suite 212
                                    Huntingdon Valley, PA 19006
                                    Attn:  Michael P. Markman
                                    Fax No.:  215-887-9301

                  (m) "Tenant's North American Industry Classification Number": _______

                  (n) "Additional Rent": All sums of money or charges required to be paid by Tenant under this Lease other than Fixed Rent, whether or not such sums or charges are designated as "Additional Rent".

                  (o) "Rent": All Annual Fixed Rent, monthly installments of Annual Fixed Rent, Fixed Rent and Additional Rent payable by Tenant to Landlord under this Lease.

         2.       PREMISES.

         Landlord does hereby lease, demise and let unto Tenant and Tenant does hereby hire and lease from Landlord the Premises for the Term, upon the provisions, conditions and limitations set forth herein.

         3.       TERM.

         The Term of this Lease shall commence (the "Commencement Date") the date which is the earlier of (i) when Tenant, with Landlord's prior consent, assumes possession of the Premises for its Permitted Uses, or (ii) sixty (60) days after the date of substantial completion of the improvements required to be made by Landlord, if any under Article 4. The Premises shall be deemed "substantially completed" when the improvements called for by Article 4 have been completed to the extent that the Premises may be occupied by Tenant for its Permitted Uses, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary or permanent certificate of occupancy permitting the occupancy of the Premises, if required by law (hereafter, "substantially completed"). The Term shall expire on the last day of the month which is one hundred twenty four (124) months from the Commencement Date. The Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit "B". If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord's determination of such date shall be deemed accepted.

                  (a) Upon notification by Landlord, Landlord and Tenant shall schedule a pre-occupancy inspection of the Premises at which time a punchlist of outstanding items, if any, shall be compiled. Within a reasonable time thereafter but no longer than one hundred and twenty (120) days after the inspection, Landlord shall complete the punchlist items to Tenant's satisfaction.

                  (b) In the event that the Premises are not ready for Tenant's occupancy at the time herein fixed for the beginning of the Term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Premises or the Building (unless such alterations are being done by Tenant or Tenant's contractor, in which case there shall be no suspension or proration of rental or other sums), or because of any restrictions, limitations or delays caused by government regulations or governmental agencies, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord; provided, however, no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are substantially completed, and until that time, the rent and other sums due hereunder shall be suspended.

         4.       CONSTRUCTION BY LANDLORD AND TENANT.

                  (a) Landlord shall construct and do such other work (collectively, the "Landlord's Work") in conformity with the plans and outline specifications of the plan prepared by Norwood attached hereto, which have been initialed by the parties, and which are herein incorporated by reference. If any material revision or supplement to Landlord's Work is deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for written approval, which approval shall not be unreasonably withheld or delayed. If Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish plans and specifications within the time frame stated by Landlord in its reasonable discretion; (ii) Tenant's request for materials, finishes or installations other than Landlord's standard; (iii) Tenant's changes in said plans; (iv) the performance or completion of any work, labor or services by a party employed by Tenant; or (v) Tenant's failure to approve final plans, working drawings or reflective ceiling plans within the time frame stated by Landlord in its reasonable discretion (each, a "Tenant's Delay"); then the commencement of the Term of this Lease and the payment of Fixed Rent hereunder shall be accelerated by the number of days of such delay . If any change, revision or supplement to the scope of the Landlord's Work is requested by Tenant or if Tenant fails to provide information or cooperation required by Landlord in connection with Landlord's Work within the time periods required then such occurrence shall not change the Commencement Date of the Term and shall not alter Tenant's obligations under this Lease. Notwithstanding anything to the contrary stated in Section 3(a) above, the Term shall commence on the date the Premises would have been delivered to Tenant but for Tenant's Delay. Tenant shall be solely responsible for all documented and invoiced expenses which increase the costs incurred in connection with a Tenant requested change in the scope of the Landlord Work (including the finishes set forth therein).

                           (i)      Landlord hereby agrees to install a new
telephone room to service the Building which is currently located within the Premises to a location mutually acceptable to the Landlord and the Tenant. After relocation of the Building telephone room, Tenant will have access to the telephone room located in its Premises and the new telephone room servicing the Building for the lines and equipment of the Tenant. In consideration of the Landlord relocating the telephone room for the Building, Tenant hereby agrees to split the costs associated with the relocation, as follows: (i) the Landlord and Tenant will each pay for fifty percent (50%) of all costs up to $30,000; and
(ii) the Tenant agrees to bear all costs over and above the initial $30,000 of such costs associated with the relocation.

         Landlord and Tenant hereby agree that prior to the inception of any work or costs associated with the relocation of the telephone room, both the Landlord and the Tenant shall mutually agree in writing on the plans, specifications, costs associated with the relocation of the telephone room.

                  (b) Tenant shall construct and do such other work (collectively, the " TENANT 's Work") in conformity with the plans and outline specifications of the plan prepared by Aztec Associates dated July 16, 2002, which have been initialed by the parties, and which are herein incorporated by reference. If any material revision or supplement to Tenant's Work is deemed necessary by TENANT, those revisions and supplements shall be submitted to Landlord for written approval, which approval shall not be unreasonably withheld or delayed.

                  (c) In addition to the foregoing, Landlord shall complete the scheduled renovations to the lobby, as shown on Exhibit "A", during the first year of the Term.

                  (d) Tenant and its authorized agents, employees and contractors shall have the right, at Tenant's own risk, expense and responsibility, at all reasonable times commencing two (2) weeks prior to the Commencement Date (as hereinafter defined)to enter the Premises, such entry date to be determined by Landlord in its reasonable discretion, for the purpose of taking measurements and installing its furnishings, fixtures and equipment, provided that Tenant, in so doing, shall comply with the following provisions:

                           (i)      Tenant shall first obtain the approval of
Landlord, in writing, of the specific work it proposes to perform and shall furnish Landlord with reasonably detailed plans and specifications therefor (such approval not to be unreasonably withheld);

                           (ii)     The work shall be performed by licensed
contractors and subcontractors who shall not prejudice Landlord's relationship with Landlord's contractors or subcontractors or the relationship between such contractors and their subcontractors or employees, or disturb harmonious labor relations, and who shall furnish in advance and maintain in effect Workmen's Compensation Insurance in accordance with statutory requirements and comprehensive public liability insurance (naming Landlord and Landlord's contractors and subcontractors as additional insureds) with limits satisfactory to Landlord;

                           (iii)    No such work shall be performed in such
manner or at such times as to cause any delay in connection with any work being done by any of Landlord's contractors or subcontractors in the Premises or in the Building generally (Landlord agrees to notify Tenant of any such delay promptly after Landlord learns of the same);

                           (iv)     Tenant and its contractors and
subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment used in the performance of such work, for the removal of waste and debris resulting therefrom, and for any damage caused by them to any installations or work performed by Landlord's contractors and subcontractors.

         5.       FIXED RENT; SECURITY DEPOSIT.

                  (a) Tenant shall pay to Landlord without notice or demand, and without set-off, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth in Article 1(e), in advance on the first day of each calendar month during the Term by good and sufficient funds. Notwithstanding the immediately preceding sentence, the first full month's installment and any initial partial month and the Security Deposit shall be paid upon the execution of this Lease by Tenant.

                  (b) In the event any Fixed Rent or Additional Rent, charge, fee or other amount due from Tenant under the terms of this Lease are not paid to Landlord when due, Tenant shall also pay as Additional Rent a service and handling charge equal to five (5%) percent of the total payment then due. The aforesaid late fee shall begin to accrue on the tenth day of any calendar month during the Term in which payment of the Rent has not been received by the Landlord. This provision shall not prevent Landlord from exercising any other remedy herein provided or otherwise available at law or in equity in the event of any default by Tenant.

                  (c) Tenant shall be required to pay a Security Deposit of $151,250.00 under this Lease (the "Collateral"), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. No interest shall be paid to Tenant on the Collateral, and Landlord shall have the right to commingle the Collateral with other Security Deposits held by Landlord. If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of (i) any rent or other sums of money which Tenant may not have paid when due, (ii) any sum reasonably expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, and/or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in this Lease. The use, application or retention of the Collateral, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Collateral) and shall not operate as either liquidated damages or as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Collateral is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after the written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the Collateral to its original amount. In addition to the foregoing, if Tenant defaults (irrespective of the fact that Tenant cured such default) more than once in its performance of a monetary obligation and such monetary defaults aggregate in excess of $20,000 under this Lease, Landlord may require Tenant to increase the Collateral to the greater of twice the (i) Fixed Rent paid monthly, or (ii) the initial amount of the Collateral.

         If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Collateral, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Collateral, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Collateral. Upon the return of the Collateral, or the remaining balance thereof, to the original Tenant or any successor to the original Tenant, Landlord shall be completely relieved of liability with respect to the Collateral.

         In the event of a transfer of the Building and upon the written assumption of the lease by the transferee, Landlord shall have the right to transfer the Collateral to purchaser upon written notice to the Tenant and Landlord shall thereupon be released by Tenant from all liability for the return of such Collateral. Upon the assumption of such Collateral by the transferee, Tenant agrees to look solely to the new Landlord for the return of said Collateral, and the provisions hereof apply to every transfer or assignment made of the Collateral to a new Landlord. The Collateral shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

         6.       ADDITIONAL RENT.

                  (a) Beginning on January 1, 2004, and in each calendar year thereafter during the Term (as same may be extended), Tenant shall pay to Landlord Tenant's Allocated Share of the increased cost, if any, for the following charges ("Recognized Expenses"), without deduction or set off, to the extent such Recognized Expenses exceed the actual cost as established in calendar year 2003 ("Base Year").

         Tenant shall pay to Landlord Tenant's Proportionate Share of the Recognized Expenses of the Entire Premises in excess of the Base Year . For the purposes of this Lease, the Recognized Expenses of Building and Project (collectively referred to herein as the "Entire Premises") shall include, without limitation, all expenses, costs and charges incurred in the cleaning, operation and maintenance of the Entire Premises and all other reasonable costs, expenses or charges which Landlord shall actually incur, pay or become obligated to pay because of or in connection with the ownership and operation of Entire Premises, including, but not limited to, the following:

                  (a) wages and salaries of all employees engaged in maintenance of Entire Premises including all taxes thereon, and all insurance and benefits relating thereto;

                  (b) all utilities used in the operation of the Entire Premises other than (i) those which are directly attributable to premises of other tenants; (ii) those which solely benefit other individual tenants; and
                           (iii)those which are separately billed to individual tenants;

                  (c)      the cost of all maintenance and service agreements;

                  (d) the cost of all insurance applicable to Entire Premises, including, without limitation, all risk coverage, rent insurance, and workmen's compensation;

                  (e) all taxes, levies, fees, or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building and the Entire Premises or its operation or the rent provided for in this Lease and any legal expenses associated with tax appeals for the Property, excluding however, any taxes on Landlord's net income;

                  (f) cost of repairs, replacements and general maintenance and building services including all supplies and materials, other than administrative supplies, used in the operation and maintenance of Entire Premises;

                  (g) a management fee of 4% of gross rents receivable by Landlord based upon ninety five (95%) percent occupancy of the Entire Premises at the inception of the Lease;

                  (h) the cost of maintenance, repair and operation of all equipment and systems installed or owned by Landlord to provide such services; and

                  (i) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Building and the Entire Premises which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or 5 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. "Payback Period" means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

         Landlord shall provide Tenant with a good faith estimate of any increase in Recognized Expenses for each calendar year over the Base Year during the Term. On or before the first day of each month beginning in January 2004, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the increase in the Recognized Expenses. If Landlord determines that its good faith estimate of the Recognized Expenses or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Recognized Expenses, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

         Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D) or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases.

         7.       UTILITY CHARGES.

         Landlord shall not be liable for any interruption or delay in electric or any other utility service for any reason unless caused by the gross negligence or willful misconduct of Landlord or its agents. Landlord shall have the right to change the electric and other utility provider to the Project or Building at any time. Tenant shall pay to Landlord, as Additional Rent, within thirty (30) business days of receipt of Landlord's billing statement therefor, all charges incurred by Landlord, or its agent, for utilities, such charges to be based upon Tenant's consumption, as measured by Landlord's submeter for the Premises. The aforesaid electricity charges shall commence upon occupancy by the Tenant of the Premises. As long as Tenant is not in default under any covenants of this Lease, Landlord, during the hours of 8:00 A.M. to 6:00 P.M. on weekdays and on Saturdays from 8:00 A.M. to 1:00 P.M. ("Working Hours"), excluding legal holidays, shall furnish the Premises with heat and air-conditioning in the respective seasons, and provide the Premises with electricity for lighting and usual office equipment. At any hours other than the aforementioned, such services will be provided at Tenant's expense at $65.00 per hour. Landlord and Tenant agree to each pay 50% of the cost of the installation of a separate electric meter to measure electrical usage in excess of normal office use and to pay Landlord for all such excess electricity registered in such submeter.

         8.       SIGNS; USE OF PREMISES AND COMMON AREAS.

                  (a) As part of Tenant fit-out cost, Landlord shall provide Tenant with standard identification signage on all Building directories and at the entrance to the Premises. No other signs shall be placed, erected or maintained by Tenant at any place upon the Premises, Building or Project. However, Tenant shall be entitled to place its name on one-third of the monument sign the Landlord is placing on the Premises.

                  (b) Tenant may use and occupy the Premises only for the express and limited purposes stated in Article 1(j) above; and the Premises shall not be used or occupied, in whole or in part, for any other purpose without the prior written consent of Landlord; provided that Tenant's right to so use and occupy the Premises shall remain expressly subject to the provisions of "Governmental Regulations", Article 28 herein. No machinery or equipment shall be permitted that shall cause vibration, noise or disturbance beyond the Premises. Tenant, without Landlord's consent or direction, shall not "vacate" the Premises at any time during the Term, nor permit the Premises to remain unoccupied. "Vacate" shall be defined as Tenant's ceasing to use the Premises for its Permitted Use or the removal of substantially all of its furniture and equipment and personal property from the Premises.

                  (c) Tenant shall not overload any floor or part thereof in the Premises or the Building, including any public corridors or elevators therein, bringing in, placing, storing, installing or removing any large or heavy articles, and Landlord may prohibit, or may direct and control the location and size of, safes and all other heavy articles, and may require, at Tenant's sole cost and expense, supplementary supports of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

                  (d) Tenant shall not install in or for the Premises, without Landlord's prior written approval, any equipment which requires more electric current than Landlord is required to provide under this Lease, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in and for the Premises, taking into account the capacity of electric wiring in the Building and the Premises and the needs of Building common areas (interior and exterior) and the requirements of other tenants of the Building, Tenant and shall not in any event connect a greater load than such safe capacity.

         Notwithstanding the foregoing, the Tenant is hereby given the right by the Landlord to dedicate the existing 1200 amps servicing the entire computer space for Tenant's data center. The cost associated with doing this work shall be borne by the Tenant. Additionally, Tenant shall have the use of any supplementary HVAC and power units that are not removed by Telcordia that are located in the Premises.

                  (e) Tenant shall not commit or suffer any waste upon the Premises, Building or Project or any nuisance, or do any other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or Project.

                  (f) Tenant shall have the right, non-exclusive and in common with others, to use the exterior paved driveways and walkways of the Building for vehicular and pedestrian access to the Building. Tenant shall also have the right, in common with other tenants of the Building and Landlord, to use the designated parking areas of the Project for the parking of automobiles of Tenant and its employees and business visitors, incident to Tenant's permitted use of the Premises; provided that Landlord shall have the right to restrict or limit Tenant's utilization of the parking areas in the event the same become overburdened and in such case to equitably allocate on proportionate basis or assign parking spaces among Tenant and the other tenants of the Building. However, Tenant shall never be restricted to the use of less than 220 parking spaces.


         9.       ENVIRONMENTAL MATTER.

                  (a) Compliance with Law. Tenant shall conduct, and cause to be conducted, all operations and activity at the Premises in compliance with, and shall in all other respects applicable to the Premises comply with, all applicable present and future federal, state, municipal and other governmental statutes, ordinances, regulations, orders, directives, guidelines and other requirements, and all present and future requirements of common law, concerning the environment (hereinafter called "Environmental Statutes") including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. "9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. "9601 et seq., the Clean Air Act, 42 U.S.C. "7401 et seq., and the Toxic Substances Control Act, 15 U.S.C. "2601 et seq., and (i) those relating to the generation, use, handling, treatment, storage, transportation, release, emission, disposal, remediation or presence of any material, substance, liquid, effluent or product, including, without limitation, hazardous substances, hazardous waste or hazardous materials, (ii) those concerning conditions at, above or below the surface of the ground and (iii) those concerning conditions in, at or outside of buildings.

                  (b) Permits.Tenant, in a timely manner, shall obtain and maintain in full force and effect all permits, licenses and approvals, and shall make and file all notifications and registrations, as required by Environmental Statutes. Tenant shall at all times comply with the terms and conditions of any such permits, licenses, approvals, notifications and registrations.

                  (c) Documents. Tenant shall provide to Landlord copies of the following, forthwith after each shall have been submitted, prepared or received by Tenant or any occupant of the Premises: (i) all applications and associated materials submitted to any governmental agency relating to any Environmental Statute; (ii) all notifications, registrations, reports and other documents, and supporting information, prepared, submitted or maintained in connection with any Environmental Statute; (iii) all permits, licenses, approvals, and amendments or modifications thereof, obtained under any Environmental Statute; and (v) any correspondence, notice of violation, summons, order, complaint, or other document received by Tenant or any occupant of the Premises pertaining to compliance with any Environmental Statute. (d) Tanks. Tenant, without the prior written consent of Landlord, shall not install or cause, suffer or permit the installation of, any above or underground storage tank, at the Premises. If Tenant does install or cause, suffer or permit the installation of any such tank, Tenant shall comply with all applicable laws as to its installation, maintenance, operation and closure, including any requirement for the maintenance of liability insurance with respect to risks associated with any such tank. If such liability insurance is required to be maintained, Landlord shall be named as an additional insured thereunder and the provisions of Section 5(c) hereof shall apply thereto. Upon termination of this Lease, Landlord shall have the option of requiring that Tenant, at Tenant's sole cost and expense, remove any tank installed by Tenant and any associated contaminated material and other contamination and perform all tests required by Landlord and any required by Environmental Statutes and any other applicable governmental requirements and provide Landlord and all required government agencies with the results of such tests in such form as reasonably required by Landlord or as required by law.

         Tenant shall be entitled to install at its sole cost and expense one above ground fuel storage tank, provided said installation is in compliance with all federal, state and local environmental rules and regulations, which shall be used to operate its supplementary and back-up generator. Tenant shall indemnify and defend Landlord from any and all loss, cost or liability associated with the installation and use of the generator and all provisions of this Section 9(d) apply to said installation.

                  (e) Operations. Tenant shall not cause or suffer or permit to occur at, in, on or under the Premises any generation, use, manufacturing, refining, transportation, emission, release, treatment, storage, disposal, presence or handling of hazardous substances, hazardous wastes or hazardous materials (as such terms are now or hereafter defined under any Environmental Statute) (herein called "Hazardous Substances") or any other material, substance, liquid, effluent or product now or hereafter regulated by any Environmental Statute (also called "Hazardous Substances"), except that construction materials (other than asbestos or polychlorinated biphenyls), office equipment, fuel and similar products (if contained in vehicles) and cleaning solutions, and other maintenance materials that are or contain Hazardous Substances may be used, generated, handled or stored on the Premises, provided such is incident to and reasonably necessary for the operation and maintenance of the Premises as provider of information exchange services and is in compliance with all Environmental Statutes and all other applicable governmental requirements. Tenant shall not cause or allow the generation, use, manufacturing, refining, transportation, emission, release, treatment, storage, disposal, presence or handling of Hazardous Substances at, in, on or under the Premises. Should any release of any Hazardous Substance occur at the Premises and be caused by or attributable to the Tenant, Tenant shall immediately contain, remove and dispose of off the Premises, such Hazardous Substances, and any material that was contaminated by the release and remedy and mitigate all threats to human health or the environment relating to such release. When conducting any such measures, Tenant shall comply with Environmental Statutes.

                  (f) Required Governmental Approval of Property Transfers. If the use of the Premises by Tenant, or any operation or activity conducted at the Premises during the term of this Lease, shall be such as requires, under any present or future Environmental Statute, the obtaining of an approval (herein called an "Environmental Approval of Transfer or Change") by any governmental agency, or an acknowledgment by such agency that such approval is not required,
(i) in order to change or transfer ownership of the Premises or any interest in Landlord or in any entity which directly or indirectly controls Landlord, (ii) in order to change or transfer Tenant's interest in this Lease or any interest in Tenant or in any entity which directly or indirectly controls Tenant or (iii) in connection with: (A) cessation of all or any operations or activity at the Premises for any reason or (B) a change in or transfer of any operations or activity at the Premises or (C) the expiration or termination of this Lease (each of the transactions and occurrences referred to in the foregoing clauses
(i), (ii) or (iii) being hereinafter called a "Change"), Tenant, at Tenant's sole cost and expense, shall, in compliance with all Environmental Statutes, apply for, and prior to the Change deliver to Landlord, a copy of the required approval or acknowledgment and Tenant shall perform all remedial actions required, by such governmental agency for the issuance of the approval, in whole or in part by reason of Tenant's use of the Premises or operations or activities at the Premises during the term of this Lease; provided that as to any Change which is a change or transfer of ownership of the Premises or of an interest in Landlord or in any entity which directly or indirectly controls Landlord, Tenant shall instead (x) promptly comply with any request of Landlord to provide such information, statements or affidavits as to operations and activities at the Premises during the term of this Lease, and as to the use of the Premises by Tenant, as may be determined by Landlord to be necessary, (y) either promptly perform or, at the option of Landlord, reimburse Landlord within 15 days after demand for Landlord's costs of, all remedial actions required by any governmental agency for issuance of the Environmental Approval of Transfer or Change and (z) pay, or reimburse Landlord for, all other costs and expenses which are attributable to the existence of Tenant's tenancy or to Tenant's use of the Premises or to any operation or activity at the Premises during the term of this Lease and were incurred to obtain such required approval or acknowledgment. Tenant covenants, represents and warrants that any application, statement or information made or provided by or through Tenant pursuant to this subsection shall be true and complete. If there should be an Environmental Statute which requires an Environmental Approval of Transfer or Change, but such requirement shall not have been made applicable by Tenant's use of the Premises or operations or activities conducted at the Premises during the term of this Lease, and if an official statement of such non-applicability shall be obtainable from the applicable governmental agency, then, whether or not the obtaining of such statement is required by law, Tenant, at Tenant's sole cost and expense, shall obtain and deliver such statement to Landlord before the change occurs (in the case of a change described in clause (ii) or clause (iii) above) or promptly upon request of Landlord (in the case of a change described in clause (i) above). Tenant agrees that during the term of this Lease the business conducted at the Premises shall be limited to the business identified as Standard Industrial Classification Number as defined in the most recent edition of the manual for such classifications published by the United States Office of Management and the Budget. "Environmental Approval of Transfer or Change" shall include the Negative Declaration as described in the New Jersey Environmental Cleanup Responsibility Act 13 N.J. Stat. Ann 1K-6 et seq. (West Supp. 1984) as amended from time to time or any successor statute.

                  (g) Activities of Others. Tenant agrees that any contracts or agreements of any kind entered into or renewed by Tenant, for the occupancy of or the performance of activities on the Premises will contain the same limitations on the activities of the other contracting party as are placed on Tenant by subsections (a) through (e), above.

                  (h) Inspection. Tenant agrees to permit Landlord and its authorized representatives to enter, inspect and assess the Premises at reasonable times and after written notice, for the purpose of determining Tenant's compliance with the provisions of this Section 15. Such inspections and assessments may include obtaining samples and performing tests of soil, surface water, groundwater or other media.

                  (i) Indemnification. Tenant hereby agrees to indemnify and to hold harmless Landlord of, from and against any and all expense, loss or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this Section 15, including, but not limited to, (i) any and all reasonable expenses that Landlord may incur in complying with any Environmental Statutes, (ii) any and all reasonable costs that Landlord may incur in studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of any Hazardous Substance or waste at or from the Premises,
(iii) any and all reasonable costs for which Landlord may be liable to any governmental agency for studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of a Hazardous Substance or waste at or from the Premises, (iv) any and all reasonable fines or penalties assessed, or threatened to be assessed, upon Landlord by reason of a failure of Tenant to comply with any obligations, covenants or conditions set forth in this
Section 15, and (v) any and all reasonable legal fees and costs incurred by Landlord in connection with any of the foregoing.

         Landlord hereby agrees to indemnify and to hold harmless Tenant of, from and against any and all expense, loss or liability suffered by Tenant by reason of Landlord's or other tenants of the Buildings breach of any of the provisions of this Section 15, including, but not limited to, (i) any and all reasonable expenses that Tenant may incur in complying with any Environmental Statutes, (ii) any and all reasonable costs that Tenant may incur in studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of any Hazardous Substance or waste at or from the Premises,
(iii) any and all reasonable costs for which Tenant may be liable to any governmental agency for studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of a Hazardous Substance or waste at or from the Premises, (iv) any and all reasonable fines or penalties assessed, or threatened to be assessed, upon Tenant by reason of a failure of Landlord to comply with any obligations, covenants or conditions set forth in this Section 15, and (v) any and all reasonable legal fees and costs incurred by Tenant in connection with any of the foregoing

                  (j) Modifications. No subsequent modification or termination of this Lease by agreement of the parties, or otherwise shall be construed to waive, or to modify, any provisions of this Section 15, unless the termination or modification agreement or other document so states in writing and makes specific reference to this Section 15.

                  (k) General Compliance. The provisions of this Section 15 shall not be construed as limiting in any respect the covenants and obligations of Tenant under Section 14 hereof.


         10.      TENANT'S ALTERATIONS.

         Tenant will not cut or drill into or secure any fixture, apparatus or equipment or make alterations, improvements or physical additions (collectively, "Alterations") of any kind to any part of the Premises without first obtaining the written consent of Landlord, such consent not to be unreasonably withheld. Landlord's consent shall not be required for (i) the installation of any office equipment or fixtures including internal partitions which do not require disturbance of any structural elements or systems (other than attachment thereto) within the Building or (ii) minor work, including decorations, which does not require disturbance of any structural elements or systems (other than attachment thereto) within the Building and which costs in the aggregate less than $50,000. If no approval is required or if Landlord approves Tenant's Alterations and agrees to permit Tenant's contractors to do the work, Tenant, prior to the commencement of labor or supply of any materials, must furnish to Landlord (i) a duplicate or original policy or certificates of insurance evidencing (a) general public liability insurance for personal injury and property damage in the minimum amount of $1,000,000.00 combined single limit,
(b) statutory workman's compensation insurance, and (c) employer's liability insurance from each contractor to be employed (all such policies shall be non-cancelable without thirty (30) days prior written notice to Landlord and shall be in amounts and with companies satisfactory to Landlord); (ii) construction documents prepared and sealed by a registered New Jersey architect if such alteration causes the aggregate of all Alterations to be in excess of $50,000; (iii) all applicable building permits required by law; and (iv) an executed, effective Waiver of Construction Liens from such contractors and all sub-contractors in states allowing for such waivers or the cost of such alteration must be bonded by Tenant. Any approval by Landlord permitting Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's mechanics or their contractors or by any other tenant or their contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant.

         All Alterations (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property upon installation and shall remain on the Premises without compensation to Tenant unless Landlord provides written notice to Tenant to remove same at the expiration of the Lease, in which event Tenant shall promptly remove such Alterations and restore the Premises to good order and condition. All furniture, movable trade fixtures and equipment (including telephone, security and communication equipment system wiring and cabling) installed at Tenant's request, Tenant, its assignees and sublessees shall be removed by Tenant at the termination of this Lease. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to unreasonably damage the Premises or Building and in such manner so as not to disturb other tenants in the Building. If Tenant fails to remove any items required to be removed pursuant to this Article, Landlord may do so and the reasonable costs and expenses thereof shall be deemed Additional Rent hereunder and shall be reimbursed by Tenant to Landlord within fifteen (15) business days of Tenant's receipt of an invoice therefor from Landlord.

         11.      CONSTRUCTION LIENS.

                  (a) No Liens. Tenant will not create or suffer or permit to be created or remain, and will discharge, any lien, encumbrance or charge (levied on account of any imposition or any mechanic's, laborer's or materialman's lien) which might be or become a lien, encumbrance or charge upon the Premises or any part thereof or the income therefrom, any mechanic's notice of intention, or any notice of refusal naming Landlord as owner, and Tenant will not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Premises or any part thereof might be impaired; provided that any mechanic's, laborer's or materialman's lien, notice of intention, or notice of refusal, may be discharged in accordance with subsection (b) of this Section.

                  (b) Discharge of Liens. If any mechanic's, laborer's or materialman's lien, or notice of intention, or notice of refusal, shall at any time be filed against the Premises or any part thereof, or against Landlord, Tenant, within 15 days after notice of the filing thereof, will cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien or notice by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if Landlord so elects, to compel the prosecution of any action for the foreclosure of any lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Default Rate from the respective dates of Landlord's making of the payments and incurring of the costs and expenses, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

                  (c) No Consent of Landlord Intended. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific alteration, addition, improvement or repair to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Premises or any part thereof, nor as evidencing Landlord's consent that the Premises may be subject to any mechanic's, laborer's or materialman's lien.

                  (d) Written Contracts. Prior to the performance of any alterations, additions or improvements to the Premises, (i) Tenant shall enter into a written contract with each contractor performing such work and with each supplier providing material and supplies in connection with such work, which contract shall provide (A) that the contractor and supplier agree that neither they nor any subcontractors nor materialmen shall file any mechanic's or materialman's liens, or notices of intention therefor, against the Premises or any part thereof or any notice of refusal relating to any work upon, or material supplied to or for, the Premises, (B) that all subcontracts and purchase orders executed in connection with any such work shall contain agreements similar to those referred to in (A) above, by the subcontractors and suppliers, (C) that Tenant is entering into the contract as tenant and not on behalf of Landlord and that all stop notices thereafter filed by any subcontractor or supplier will be filed only against Tenant and will be binding only upon Tenant in connection with Tenant's obligation to make payments under the construction contract; and
(ii) Tenant shall, pursuant to Title 2A N.J.S.A. ss.44-75, cause to be filed a copy of the written contract with each such contractor and supplier and all specifications accompanying the contract.


         12.      ASSIGNMENT AND SUBLETTING.

                  (a) Subject to the remaining subsections of Article 12, except as expressly permitted pursuant to this section, Tenant shall not, without the prior written consent of Landlord, such consent not to be unreasonably withheld, assign, transfer or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. Subject to subparagraph 12(h) below, this Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law or by merger, consolidation or asset sale, without the written consent of Landlord.

                  (b) If at any time or from time to time during the term of this Lease Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord of such desire, including the name, address and contact party for the proposed assignee or subtenant, a description of such party's business history, the effective date of the proposed assignment or sublease (including the proposed occupancy date by the proposed assignee or sublessee), and in the instance of a proposed sublease, the square footage to be subleased, a floor plan professionally drawn to scale depicting the proposed sublease area, and a statement of the duration of the proposed sublease (which shall in any and all events expire by its terms prior to the scheduled expiration of this Lease, and immediately upon the sooner termination hereof). Landlord may, at its option, and in its sole and absolute discretion, exercisable by notice given to Tenant within forty (45) days next following Landlord's receipt of Tenant's notice (which notice from Tenant shall, as a condition of its effectiveness, include all of the above-enumerated information), elect to recapture the Premises if Tenant is proposing to sublet or assign the Premises or such portion as is proposed by Tenant to be sublet (and in each case, the designated and non-designated parking spaces included in this demise, or a pro-rata portion thereof in the instance of the recapture of less than all of the Premises), and terminate this Lease with respect to the space being recaptured.

                  (c) If Landlord elects to recapture the Premises or a portion thereof as aforesaid, then from and after the effective date thereof as approved by Landlord, after Tenant shall have fully performed such obligations as are enumerated herein to be performed by Tenant in connection with such recapture, and except as to obligations and liabilities accrued and unperformed (and any other obligations expressly stated in this Lease to survive the expiration or sooner termination of this Lease), Tenant shall be released of and from all lease obligations thereafter otherwise accruing with respect to the Premises (or such lesser portion as shall have been recaptured by Landlord). The Premises, or such portion thereof as Landlord shall have elected to recapture, shall be delivered by Tenant to Landlord free and clear of all furniture, furnishings, personal property and removable fixtures, with Tenant repairing and restoring any and all damage to the Premises resulting from the installation, handling or removal thereof, and otherwise in the same condition as Tenant is, by the terms of this Lease, required to redeliver the Premises to Landlord upon the expiration or sooner termination of this Lease. In the event of a sublease of less than all of the Premises, the cost of erecting any required demising walls, entrances and entrance corridors, and any other or further improvements required in connection therewith, including without limitation, modifications to HVAC, electrical, plumbing, fire, life safety and security systems (if any), painting, wallpapering and other finish items as may be acceptable to or specified by Landlord, all of which improvements shall be made in accordance with applicable legal requirements and Landlord's then-standard base building specifications, shall be performed by Landlord's contractors, and shall be shared 50% by Tenant and 50% by Landlord. Upon the completion of any recapture and termination as provided herein, Tenant's Fixed Rent, Recognized Expenses and other monetary obligations hereunder shall be adjusted pro-rated based upon the reduced rentable square footage then comprising the Premises.

                  If Landlord provides written notification to Tenant electing not to recapture the Premises (or so much thereof as Tenant had proposed to sublease), then Tenant may proceed to market the designated space and may complete such transaction and execute an assignment of this Lease or a sublease agreement (in each case in form acceptable to Landlord) within a period of twelve (12) months next following Landlord's notice to Tenant that it declines to recapture such space, provided that Tenant shall have first obtained in any such case the prior written consent of Landlord to such transaction, which consent shall not be unreasonably withheld. If, however, Tenant shall not have assigned this Lease or sublet the Premises with Landlord's prior written consent as aforesaid within twelve (12) months next following Landlord's notice to Tenant that Landlord declines to recapture the Premises (or such portion thereof as Tenant initially sought to sublease), then in such event, Tenant shall again be required to request Landlord's consent to the proposed transaction, whereupon Landlord's right to recapture the Premises (or such portion as Tenant shall desire to sublease) shall be renewed upon the same terms and as otherwise provided in subsection (b) above.

                  (d) For purposes of this Section 12(d), and without limiting the basis upon which Landlord may withhold its consent to any proposed assignment or sublease, the parties agree that it shall not be unreasonable for Landlord to withhold its consent to such assignment or sublease if: (i) the proposed assignee or sublessee shall have a net worth which is not acceptable to Landlord in Landlord's reasonable discretion; (ii) the proposed assignee or sublessee shall have no reliable credit history or an unfavorable credit history, or other reasonable evidence exists that the proposed assignee or sublessee will experience difficulty in satisfying its financial or other obligations under this Lease; (iii) the proposed assignee of sublessee, in Landlord's reasonable opinion, is not reputable and of good character; (iv) the portion of the Premises requested to be subleased renders the balance of the Premises unleasable as a separate area; (v) Tenant is proposing a sublease at a rental or subrental rate which is less than the then fair market rental rate for the portion of the Premises being subleased or assigned, or Tenant is proposing to assign or sublease to an existing tenant of the Building or another property owned by Landlord or by its partners, or to another prospect with whom Landlord or its partners, or their affiliates are then negotiating; (vi) the proposed assignee or sublessee will cause Landlord's existing parking facilities to be reasonably inadequate, or in violation of code requirements, or require Landlord to increase the parking area or the number of parking spaces to meet code requirements, or the nature of such party's business shall reasonably require more than four (4) parking spaces per 1,000 rentable square feet of floor space, or (vii) the nature of such party's proposed business operation would or might reasonably permit or require the use of the Premises in a manner inconsistent with the "Permitted Use" specified herein, would or might reasonably otherwise be in conflict with express provisions of this Lease, would or might reasonably violate the terms of any other lease for the Building, or would, in Landlord's reasonable judgement, otherwise be incompatible with other tenancies in the Building.

                  (e) Any sums or other economic consideration received by Tenant as a result of any subletting, assignment or license (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet or assigned portion of the premises by Tenant for subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions) whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the premises subject to such sublease or assignment) shall be divided evenly between Landlord and Tenant, with Landlord's portion being payable to Landlord as Additional Rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

                  (f) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

                  (g) In the event that (i) the Premises or any part thereof are sublet and Tenant is in default under this Lease, or (ii) this Lease is assigned by Tenant, then, Landlord may collect Rent from the assignee or subtenant and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Article 12 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder, or a release of Tenant from further performance of the covenants herein contained.

         Tenant may, after notice to, but without the consent of Landlord, assign this Lease to an affiliate (i.e., a corporation 50% or more of whose capital stock is owned by the same stockholders owning 50% or more of Tenant's capital stock), parent, subsidiary corporation of Tenant or a corporation acquiring the Tenant t or to a corporation to which it sells or assigns all of substantially all of its assets or stock or with which it may be consolidated or merged ("Affiliate"), provided such purchasing, consolidated, merged, affiliated or subsidiary corporation shall, in writing, assume and agree to perform all of the obligations of Tenant under this Lease, shall have either (i) a net worth of at least $5,000,000 or (ii) aggregate market value of its outstanding capital stock of at least $5,000,000 based on the average of the closing prices of its capital stock on the principal stock market on which shares of such corporation are traded over the ten trading days prior to the execution and delivery of a definitive purchase, merger or similar agreement , and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this Lease by reason of such assignment.

                  (h) Anything in this Article 12 to the contrary notwithstanding, no assignment or sublease shall be permitted under this Lease if Tenant is in default at the time of such assignment. .

         13.      LANDLORD'S RIGHT OF ENTRY.

         Landlord and persons authorized by Landlord may enter the Premises at all reasonable times upon reasonable advance notice (except in the case of an emergency in which case no prior notice is necessary) for the purpose of inspections, repairs, alterations to adjoining space, appraisals, or other reasonable purposes; including enforcement of Landlord's rights under this Lease. Landlord shall not be liable for inconvenience to or disturbance of Tenant by reason of any such entry; provided, however, that in the case of repairs or work, such shall be done, so far as practicable, so as to not unreasonably interfere with Tenant's use of the Premises. Provided, however, that such efforts shall not require Landlord to use overtime labor unless Tenant shall pay for the increased costs to be incurred by Landlord for such overtime labor. Landlord also shall have the right to enter the Premises at all reasonable times after giving prior written notice to Tenant, to exhibit the Premises to any prospective purchaser and/or mortgagee. Landlord also shall have the right to enter the Premises at all reasonable times after giving prior oral notice to Tenant, to exhibit the Premises to any prospective tenants, within one hundred and eighty days of the end of the Tenants Lease.

         14.      REPAIRS AND MAINTENANCE.

                  (a) Except as specifically otherwise provided in subparagraphs (b) and (c) of this Article, Tenant, at its sole cost and expense and throughout the Term of this Lease, shall keep and maintain the Premises in good order and condition, free of accumulation of dirt and rubbish, and shall promptly make all non-structural repairs necessary to keep and maintain such good order and condition. Tenant shall have the option of replacing lights, ballasts, tubes, ceiling tiles, outlets and similar equipment itself or it shall have the ability to advise Landlord of Tenant's desire to have Landlord make such repairs. If requested by Tenant, Landlord shall make such repairs to the Premises within a reasonable time of notice to Landlord and shall charge Tenant for such services at Landlord's standard rate (such rate to be competitive with the market rate for such services). When used in this Article 14, the term "repairs" shall include replacements and renewals when necessary. All repairs made by Tenant shall utilize materials and equipment which are at least equal in quality and usefulness to those originally used in constructing the Building and the Premises.

                  (b) Landlord, throughout the Term of this Lease and at Landlord's sole cost and expenses, shall make all necessary repairs to the footings and foundations and the structural steel columns and girders forming a part of the Premises.

                  (c) Landlord shall maintain all HVAC systems, plumbing and electric systems serving the Building and the Premises. Tenant's Allocated Share of Landlord's cost for HVAC, electric and plumbing service, maintenance and repairs, as limited under Article 6 with respect to capital expenditures, shall be included as a portion of Recognized Expenses as provided in Article 6 hereof.

                  (d) Landlord, throughout the Term of this Lease, shall make all necessary repairs to the Building outside of the Premises and the common areas, including the roof, walls, exterior portions of the Premises and the Building, utility lines, equipment and other utility facilities in the Building, which serve more than one tenant of the Building, and to any driveways, sidewalks, curbs, loading, parking and landscaped areas, and other exterior improvements for the Building; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair or Landlord has actual knowledge of the need to make such repair. Tenant shall pay its Allocated Share of the cost of all repairs, as limited under Article 6 with respect to capital repairs, to be performed by Landlord pursuant to this Paragraph 14(d) as Additional Rent as provided in Article 6 hereof.

                  (e) Landlord shall keep and maintain all common areas appurtenant to the Building and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, and shall keep and maintain all landscaped areas in a neat and orderly condition. Tenant shall pay its Allocated Share of the cost of all work to be performed by Landlord pursuant to this Paragraph (e) as Additional Rent as provided in Article 6 hereof. Landlord's obligation to provide snow removal services shall be limited to the parking areas and the sidewalk entrances to the Building.

                  (f) Notwithstanding anything herein to the contrary, repairs to the Premises, Building or Project and its appurtenant common areas made necessary by a negligent or willful act or omission of Tenant or any employee, agent, contractor, or invitee of Tenant shall be made at the sole cost and expense of Tenant, except to the extent of insurance proceeds received by Landlord.

                  (g) Landlord shall provide Tenant with janitorial services for the Premises Monday through Friday of each week in accordance with the guidelines set forth in Exhibit "D" attached hereto and the Tenant shall pay its Allocated Share of the cost thereof as Additional Rent as provided in
Article 6 hereof.

         15.      INSURANCE; SUBROGATION RIGHTS.

                  (a) Tenant shall obtain and keep in force at all times during the term hereof, at its own expense, commercial general liability insurance including contractual liability and personal injury liability and all similar coverage, with combined single limits of $1,000,000 on account of bodily injury to or death of one or more persons as the result of any one accident or disaster and on account of damage to property, or in such other amounts as Landlord may from time to time require. Tenant shall also require its movers to procure and deliver to Landlord a certificate of insurance naming Landlord as an additional insured.

                  (b) Tenant shall, at its sole cost and expense, maintain in full force and effect on all Tenant's trade fixtures, equipment and personal property on the Premises, a policy of "special form" property insurance covering the full replacement value of such property.

                  (c) All liability insurance required hereunder shall not be subject to cancellation without at least thirty (30) days prior notice to all insureds, and shall name Landlord, , Landlord's Agent and Tenant as insureds, as their interests may appear, and, if requested by Landlord, shall also name as an additional insured any mortgagee or holder of any mortgage which may be or become a lien upon any part of the Premises. Prior to the commencement of the Term, Tenant shall provide Landlord with certificates which evidence that the coverages required have been obtained for the policy periods. Tenant shall also furnish to Landlord throughout the term hereof replacement certificates at least thirty (30) days prior to the expiration dates of the then current policy or policies. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the Commonwealth of New Jersey with a financial rating of at least an A-X as rated in the most recent edition of Best's Insurance Reports and in business for the past five years. The limit of any such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as Additional Rent within ten (10) days of written demand. Any deductible under such insurance policy or self-insured retention under such insurance policy in excess of Twenty Five Thousand ($25,000) must be approved by Landlord in writing prior to issuance of such policy. Tenant shall not self-insure without Landlord's prior written consent. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate or is less than commonly maintained by tenants of similar buildings in the area making similar uses.

                  (d) Landlord shall obtain and maintain the following insurance during the Term of this Lease: (i) replacement cost insurance including "special form" property insurance on the Building and on the Project,
(ii) builder's risk insurance for the Landlord Work to be constructed by Landlord in the Project, and (iii) commercial general liability insurance (including bodily injury and property damage) covering Landlord's operations at the Project in amounts reasonably required by the Landlord's lender or Landlord.

                  (e) Each party hereto, and anyone claiming through or under them by way of subrogation, waives and releases any cause of action it might have against the other party and their respective employees, officers, members, partners, trustees and agents, on account of any loss or damage that is insured against under any insurance policy required to be obtained hereunder (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Project, Building or Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord and or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will cause its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise against the other party. During any period while such waiver of right of recovery is in effect, each party shall look solely to the proceeds of such policies for compensation for loss, to the extent such proceeds are paid under such policies.

         16.      INDEMNIFICATION.

         Tenant shall defend, indemnify and hold harmless Landlord, BET Investments, Inc. and its respective employees and agents from and against any and all third-party claims, actions, damages, liability and expense (including all reasonable attorney's fees, expenses and liabilities incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i) Tenant's improper use of the Premises, (ii) the improper conduct of Tenant's business, (iii) any activity, work or things done, permitted or suffered by Tenant or its agents, licensees or invitees in or about the Premises or elsewhere contrary to the requirements of the Lease, (iv) any breach or default in the performance of any obligation of Tenant's part to be performed under the terms of this Lease, and (v) any negligence or willful act of Tenant or any of Tenant's agents, contractors, employees or invitees. Without limiting the generality of the foregoing, Tenant's obligations shall include any case in which Landlord or shall be made a party to any litigation commenced by or against Tenant, its agents, subtenants, licensees, concessionaires, contractors, customers or employees, then Tenant shall defend, indemnify and hold harmless Landlord and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord and in connection with such litigation, after notice to Tenant and Tenant's refusal to defend such litigation, and upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord.

         Landlord shall defend, indemnify and hold harmless Tenant, EasyLink Services Corporation, Inc. and its respective employees and agents from and against any and all third-party claims, actions, damages, liability and expense (including all reasonable attorney's fees, expenses and liabilities incurred in defense of any such claim or any action or proceeding brought thereon) arising from (i)Landlord's improper use of the Premises, (ii) the improper conduct of Landlord 's business, (iii) any activity, work or things done, permitted or suffered by Landlord or its agents, licensees or invitees in or about the Premises or elsewhere contrary to the requirements of the Lease, (iv) any breach or default in the performance of any obligation of Landlord 's part to be performed under the terms of this Lease, and (v) any negligence or willful act of Landlord or any of Landlord 's agents, contractors, employees or invitees. Without limiting the generality of the foregoing, Landlord 's obligations shall include any case in which Tenant shall be made a party to any litigation commenced by or against Landlord, its agents, subtenants, licensees, concessionaires, contractors, customers or employees, then Landlord shall defend, indemnify and hold harmless Tenant and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Tenant and in connection with such litigation, after notice to Landlord and Landlord's refusal to defend such litigation, and upon notice from Tenant shall defend the same at Landlord's expense by counsel satisfactory to Tenant.

         17.      QUIET ENJOYMENT.

         Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of Fixed Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord, or anyone claiming by through or under Landlord under and subject to the terms and conditions of this Lease and of any mortgages now or hereafter affecting all of or any portion of the Premises.

         18.      FIRE DAMAGE.

                  (a) Except as provided below, in case of damage to the Premises by fire or other insured casualty, Landlord shall repair the damage. Such repair work shall be commenced promptly following notice of the damage and completed with due diligence, taking into account the time required for Landlord to effect a settlement with and procure insurance proceeds from the insurer, except for delays due to governmental regulation, scarcity of or inability to obtain labor or materials, intervening acts of God or other causes beyond Landlord's reasonable control.

                  (b) Notwithstanding the foregoing, if (i) the damage is of a nature or extent that, in Landlord's reasonable judgment (to be communicated to Tenant within sixty (60) days from the date of the casualty), the repair and restoration work would require more than two hundred ten (210) consecutive days to complete after the casualty (assuming normal work crews not engaged in overtime), or (ii) if more than thirty (30%) percent of the total area of the Premises is extensively damaged, or (iii) the casualty occurs in the last Lease Year of the Term and Tenant has not exercised a renewal right, either party shall have the right to terminate this Lease and all the unaccrued obligations of the parties hereto, by sending written notice of such termination to the other within ten (10) days of Tenant's receipt of the notice from Landlord described above. Such notice is to specify a termination date no less than fifteen (15) days after its transmission.

                  (c) If the insurance proceeds received by Landlord as dictated by the terms and conditions of any financing then existing on the Building, (excluding any rent insurance proceeds) would not be sufficient to pay for repairing the damage or are required to be applied on account of any mortgage which encumbers any part of the Premises or Building, or if the nature of loss is not covered by Landlord's fire insurance coverage, Landlord may elect either to (i) repair the damage as above provided notwithstanding such fact or
(ii) terminate this Lease by giving Tenant notice of Landlord's election as aforesaid.

                  (d) In the event Landlord has not completed restoration of the Premises within two hundred ten (210) days from the date of casualty (subject to delay due to weather conditions, shortages of labor or materials or other reasons beyond Landlord's control, Tenant may terminate this Lease by written notice to Landlord within thirty (30) business days following the expiration of such 210 day period (as extended for reasons beyond Landlord's control as provided above) unless, within thirty (30) business days following receipt of such notice, Landlord has substantially completed such restoration and delivered the Premises to Tenant for occupancy. Notwithstanding the foregoing, in the event Tenant is responsible for the aforesaid casualty, Tenant shall not have the right to terminate this Lease if Landlord is willing to rebuild and restore the Premises.

                  (e) In the event of damage or destruction to the Premises or any part thereof, Tenant's obligation to pay Fixed Rent and Additional Rent shall be equitably adjusted or abated.

         19.      SUBORDINATION; RIGHTS OF MORTGAGEE.

                  (a) This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed upon the Premises, Building and/or Project and land of which they are a part without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Tenant further agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage and such further instrument or instruments of attornment as shall be desired by any mortgagee or proposed mortgagee or by any other person. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery and in that event such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Upon written request of Tenant, Landlord shall use its reasonable efforts to deliver a subordination, attornment and nondisturbance agreement ("Nondisturbance Agreement") from Landlord's Mortgagee, on each such mortgagee's standard form, which shall provide, inter alia, that the leasehold estate granted to Tenant under this Lease will not be terminated or disturbed by reason of the foreclosure of the mortgage held by Landlord's Mortgagee, so long as Tenant shall not be in default under this Lease and shall pay all sums due under this Lease without offsets or defenses thereto and shall fully perform and comply with all of the terms, covenants and conditions of this Lease on the part of Tenant to be performed and/or complied with, and in the event a mortgagee or its respective successor or assigns shall enter into and lawfully become possessed of the Premises covered by this Lease and shall succeed to the rights of Landlord hereunder, Tenant will attorn to the successor as its landlord under this Lease and, upon the request of such successor landlord, Tenant will execute and deliver an attornment agreement in favor of the successor landlord.

                  (b) In the event Landlord shall be or is alleged to be in default of any of its obligations owing to Tenant under this Lease, Tenant agrees to give to the holder of any mortgage (collectively the "Mortgagee") now or hereafter placed upon the Premises, Building and/or Project, notice by overnight mail of any such default which Tenant shall have served upon Landlord, provided that prior thereto Tenant has been notified in writing (by way of Notice of Assignment of Rents and/or Leases or otherwise in writing to Tenant) of the name and addresses of any such Mortgagee. Tenant shall not be entitled to exercise any right or remedy as there may be because of any default by Landlord without having given such notice to the Mortgagee; and Tenant further agrees that if Landlord shall fail to cure such default the Mortgagee shall have forty-five (45) additional days (measured from the later of the date on which the default should have been cured by Landlord or the Mortgagee's receipt of such notice from Tenant), within which to cure such default, provided that if such default be such that the same could not be cured within such period and Mortgagee is diligently pursuing the remedies necessary to effectuate the cure (including but not limited to foreclosure proceedings if necessary to effectuate the cure); then Tenant shall not exercise any right or remedy as there may be arising because of Landlord's default, including but not limited to, termination of this Lease as may be expressly provided for herein or available to Tenant as a matter of law, if the Mortgagee either has cured the default within such time periods, or as the case may be, has initiated the cure of same within such period and is diligently pursuing the cure of same as aforesaid.

         20.      CONDEMNATION.

                  (a) If more than twenty (20%) percent of the floor area of the Premises is taken or condemned for a public or quasi-public use (a sale in lieu of condemnation to be deemed a taking or condemnation for purposes of this Lease), this Lease shall, at either party's option, terminate as of the date title to the condemned real estate vests in the condemnor, and the Fixed Rent and Additional Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for period beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

                  (b) If less than twenty (20%) percent of the floor area of the Premises is taken or if neither Landlord nor Tenant have elected to terminate this Lease pursuant to the preceding sentence, Landlord shall do such work as may be reasonably necessary to restore the portion of the Premises not taken to tenantable condition for Tenant's uses, but shall not be required to expend more than the net award Landlord reasonably expects to be available for restoration of the Premises. If Landlord determines that the damages available for restoration of the Building and/or Project will not be sufficient to pay the cost of restoration, or if the condemnation damage award is required to be applied on account of any mortgage which encumbers any part of the Premises, Building and/or Project, Landlord may terminate this Lease by giving Tenant thirty (30) days prior notice specifying the termination date.

                  (c) If this Lease is not terminated after any such taking or condemnation, the Fixed Rent and the Additional Rent shall be equitably reduced in proportion to the area of the Premises which has been taken for the balance of the Term.

                  (d) If a part or all of the Premises shall be taken or condemned, all compensation awarded upon such condemnation or taking shall go to Landlord and Tenant shall have no claim thereto other than Tenant's damages associated with moving, storage and relocation; and Tenant hereby expressly waives, relinquishes and releases to Landlord any claim for damages or other compensation to which Tenant might otherwise be entitled because of any such taking or limitation of the leasehold estate hereby created, and irrevocably assigns and transfers to Landlord any right to compensation of all or a part of the Premises or the leasehold estate.

         21.      ESTOPPEL CERTIFICATE.

                  (a) Each party agrees at any time and from time to time, within ten (10) days after the other party's written request, to execute, acknowledge and deliver to the other party a written instrument in recordable form certifying all information reasonably requested, including but not limited to, the following: that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), the Commencement Date, the expiration date of this Lease, the square footage of the Premises, the rental rates applicable to the Premises, the dates to which Rent, Additional Rent, and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the party signing such certificate, the requesting party is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. It is intended that any such certification and statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the Project or any mortgagee thereof or any assignee of Landlord's interest in this Lease or of any mortgage upon the fee of the Premises or any part thereof.

         22.      DEFAULT.

                  If:

                  (a) Tenant fails to pay any installment of Fixed Rent or any amount of Additional Rent when due; provided, however, Landlord shall provide written notice of the failure to pay such Rent and Tenant shall have a Five (5) business day grace period from its receipt of such Landlord's notice (facsimile receipt being deeded to be notice hereunder) within which to pay such Rent without creating a default hereunder. The late fee set forth in Article 5 hereof shall be due on the fifth day after such payment is due irrespective of the foregoing notice and grace period. No additional notice shall be required thereafter and Landlord shall be entitled to immediately exercise its remedies hereunder if payment is not received during the grace period;

                  (b) Tenant "vacates" the Premises (other than in the case of a permitted subletting or assignment) or permits the same to be unoccupied.

                  (c) Tenant fails to bond over a construction or mechanics lien within the time period set forth in Article 11,

                  (d) Tenant fails to observe or perform any of Tenant's other non-monetary agreements or obligations herein contained within thirty (30) days after written notice specifying the default, or the expiration of such additional time period as is reasonably necessary to cure such default, provided Tenant immediately commences and thereafter proceeds with all due diligence and in good faith to cure such default,

                  (e) Tenant makes any assignment for the benefit of creditors,

                  (f) a petition is filed or any proceeding is commenced against Tenant or by Tenant under any federal or state bankruptcy or insolvency law and such petition or proceeding is not dismissed within thirty (30) days, a receiver or other official is appointed for Tenant or for a substantial part of Tenant's assets or for Tenant's interests in this Lease,

         If an Event of Default shall occur, the following provisions shall apply and Landlord shall have, in addition to all other rights and remedies available at law or in equity, the rights and remedies set forth therein, which rights and remedies may be exercised upon or at any time following the occurrence of an Event of Default unless, prior to such exercise, Landlord shall agree in writing with Tenant that the Event(s) of Default has been cured by Tenant in all respects.

                  (g) Acceleration of Rent. By notice to Tenant, Landlord shall have the right to accelerate all Fixed Rent and all expense installments due hereunder and otherwise payable in installments over the remainder of the Term, and, at Landlord's option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated to a fixed sum; and the amount of accelerated rent to the termination date, without further notice or demand for payment, shall be due and payable by Tenant within twenty (20) days after Landlord has so notified Tenant, such amount collected from Tenant shall be discounted to present value using an interest rate of six percent (6%) per annum. Additional Rent which has not been included, in whole or in part, in accelerated rent, shall be due and payable by Tenant during the remainder of the Term, in the amounts and at the times otherwise provided for in this Lease.

         Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant, (i) to terminate Tenant's further right to possession of the Premises and (ii) to terminate this Lease under subparagraph (b) below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord, as determined by the applicable provisions of subparagraphs (c) and (d) below.

                  (h) Termination of Lease. By notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the notice of termination and in such case, Tenant's rights, including any based on any option to renew, to the possession and use of the Premises shall end absolutely as of the termination date; and this Lease shall also terminate in all respects except for the provisions hereof regarding Landlord's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination.

         Following such termination and the notice of same provided above (as well as upon any other termination of this Lease by expiration of the Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any notice to quit or any other further notice, with or without legal process or proceedings, and in so doing Landlord may remove Tenant's property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord's consent which expressly permitted Tenant to not remove the same upon expiration of the
Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be commercially reasonable and necessary under the circumstances.

                  (i)      Tenant's Continuing Obligations/Landlord's Reletting
Rights.

                           (i)      Unless and until Landlord shall have
terminated this Lease under subparagraph (b) above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all the conditions of this Lease throughout the remainder of the Term to the early termination date; and, in addition, Tenant shall pay to Landlord, upon demand and as Additional Rent, the total sum of all costs, losses, damages and expenses, including reasonable attorneys' fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred.

                           (ii)     If Landlord either terminates Tenant's right
to possession without terminating this Lease or terminates this Lease and Tenant's leasehold estate as above provided, then, subject to the provisions below, Landlord shall have the unrestricted right to relet the Premises or any part(s) thereof to such tenant(s) on such provisions and for such period(s) as Landlord may deem appropriate. If Landlord relets the Premises after such a default, the costs recovered from Tenant shall be reallocated to take into consideration any additional rent which Landlord receives from the new tenant which is in excess to that which was owed by Tenant.

                  (j)      Landlord's Damages.

                           (i)      The damages which Landlord shall be entitled
to recover from Tenant shall be the sum of:

                                    (A)      all Fixed Rent and Additional Rent
accrued and unpaid as of the termination date; and

                                    (B)      (i) all costs and expenses incurred
by Landlord in recovering possession of the Premises, including removal and storage of Tenant's property, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, and (iii) the costs of reletting commissions; and

                                    (C)      all Fixed Rent and Additional Rent
(to the extent that the amount(s) of Additional Rent has been then determined) otherwise payable by Tenant over the remainder of the Term as reduced to present value.

Less deducting from the total determined under subparagraphs (A), (B) and (C) all Rent and all other Additional Rent to the extent determinable as aforesaid, (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or part during or attributable to any period falling within the otherwise remainder of the Term.

                           (ii)     The damage sums payable by Tenant under the
preceding provisions of this paragraph (d) shall be payable on demand from time to time as the amounts are determined; and if from Landlord's subsequent receipt of rent as aforesaid from reletting, there be any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Landlord to Tenant, without interest.

                           (iii)    Landlord may enforce and protect the rights
of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including, without limitation, injunctive relief, and for recovery of consequential damages and all moneys due or to become due from Tenant under any of the provisions of this Lease.

                  (k) Landlord's Right to Cure. Without limiting the generality of the foregoing, if Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without being required to give Tenant any notice or opportunity to cure, may (but shall not be obligated to do so), in addition to any other rights it may have in law or in equity, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including reasonable attorneys' fees and other legal expenses, together with interest at 10% per annum Rate from the dates of Landlord's incurring of costs or expenses.

                  (l) Additional Remedies. In addition to, and not in lieu of any of the foregoing rights granted to Landlord:

                  (m) Interest on Damage Amounts. Any sums payable by Tenant hereunder, which are not paid after the same shall be due, shall bear interest from that day until paid at the rate of two (2%) percent, less any late payment charges paid by the Tenant, over the then Prime Rate as published daily under the heading "Money Rates" in The Wall Street Journal, unless such rate be usurious as applied to Tenant, in which case the highest permitted legal rate shall apply (the "Default Rate").

                  (n) Landlord's Statutory Rights. Landlord shall have all rights and remedies now or hereafter existing at law or in equity with respect to the enforcement of Tenant's obligations hereunder and the recovery of the Premises. No right or remedy herein conferred upon or reserved to Landlord shall be exclusive of any other right or remedy, but shall be cumulative and in addition to all other rights and remedies given hereunder or now or hereafter existing at law. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Lease, or to a decree compelling performance of any covenant, agreement, condition or provision of this Lease.

                  (o) Remedies Not Limited. Nothing herein contained shall limit or prejudice the right of Landlord to exercise any or all rights and remedies available to Landlord by reason of default or to prove for and obtain in proceedings under any bankruptcy or insolvency laws, an amount equal to the maximum allowed by any law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damage referred to above.

         No Waiver by Landlord. No delay or forbearance by Landlord in exercising any right or remedy hereunder, or Landlord's undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter. Waiver by Landlord of any breach by Tenant of any covenant or condition herein contained (which waiver shall be effective only if so expressed in writing by Landlord) or failure by Landlord to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of Landlord's right to have any such covenant or condition duly performed or observed by Tenant, or of Landlord's rights arising because of any subsequent breach of any such covenant or condition nor bar any right or remedy of Landlord in respect of such breach or any subsequent breach. Landlord's receipt and acceptance of any payment from Tenant which is tendered not in conformity with the provisions of this Lease or following an Event of Default (regardless of any endorsement or notation on any check or any statement in any letter accompanying any payment) shall not operate as an accord and satisfaction or a waiver of the right of Landlord to recover any payments then owing by Tenant which are not paid in full, or act as a bar to the termination of this Lease and the recovery of the Premises because of Tenant's previous default.

         23.      LANDLORD'S LIEN.

         Landlord shall be entitled to any applicable common law or statutory liens that it may have at law

         24.      LANDLORD'S REPRESENTATIONS AND WARRANTIES.

         Landlord represents and warrants to Tenant that: (a) Landlord is the owner of the Building and the Project; (b) Landlord has the authority to enter into this Lease and (c) the person executing this Lease is duly authorized to execute and deliver this Lease on behalf of Landlord.

         25.      SURRENDER.

         Tenant shall, at the expiration of the Term, promptly quit and surrender the Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear and damage by fire or other insured casualty. Tenant shall have no right to hold over beyond the expiration of the Term and in the event Tenant shall fail to deliver possession of the Premises as herein provided, such occupancy shall not be construed to effect or constitute other than a tenancy at sufferance. During any period of occupancy beyond the expiration of the Term the amount of rent owed to Landlord by Tenant shall automatically become one hundred fifty percent (150%) the sum of the Rent as those sums are at that time calculated under the provisions of the Lease. If Tenant fails to surrender the space within thirty
(30) days of the termination date, Landlord may elect to automatically extend the Term for an additional month, at Landlord's option, with a Rent of one hundred fifty percent (150%) the sum of the Rent as those sums are at that time calculated under the provisions of the Lease. The acceptance of rent by Landlord or the failure or delay of Landlord in notifying or evicting Tenant following the expiration or sooner termination of the Term shall not create any tenancy rights in Tenant and any such payments by Tenant may be applied by Landlord against its costs and expenses, including attorney's fees, incurred by Landlord as a result of such holdover.

         26.      RULES AND REGULATIONS.

         Tenant agrees that at all times during the terms of this Lease (as same may be extended) it, its employees, agents, invitees and licenses shall comply with all rules and regulations specified on Exhibit "C" attached hereto and made a part hereof, together with all reasonable Rules and Regulations as Landlord may from time to time promulgate provided they do not increase the financial burdens of Tenant or unreasonably restrict Tenant's rights under this Lease. Tenant's right to dispute the reasonableness of any changes in or additions to the Rules and Regulations shall be deemed waived unless asserted to Landlord within ten (10) business days after Landlord shall have given Tenant written notice of any such adoption or change. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule and Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord's failure or refusal to enforce any Rule or Regulation or any term, covenant of condition of any other lease against any other tenant shall be without liability of Landlord to Tenant. However, if Landlord does enforce Rules or Regulations, Landlord shall endeavor to enforce same equally in a non-discriminatory manner.

         27.      GOVERNMENTAL REGULATIONS.

                  (p) Tenant shall, in the use and occupancy of the Premises and the conduct of Tenant's business or profession therein, at all times comply with all applicable laws, ordinances, orders, notices, rules and regulations of the federal, state and municipal governments, or any of their departments and the regulations of the insurers of the Premises, Building and/or Project.

                  (q) Without limiting the generality of the foregoing, Tenant shall (i) obtain, at Tenant's expense, before engaging in Tenant's business or profession within the Premises, all necessary licenses and permits including (but not limited to) state and local business licenses or permits, and
(ii) remain in compliance with and keep in full force and effect at all times all licenses, consents and permits necessary for the lawful conduct of Tenant's business or profession at the Premises. Tenant shall pay all personal property taxes, income taxes and other taxes, assessments, duties, impositions and similar charges which are or may be assessed, levied or imposed upon Tenant and which, if not paid, could be liened against the Premises or against Tenant's property therein or against Tenant's leasehold estate.

                  (r) Landlord shall be responsible for compliance with Title III of the Americans with Disabilities Act of l990, 42 U.S.C. '12181 et seq. and its regulations, (collectively, the "ADA") (i) as to the design and construction of exterior common areas (e.g. sidewalks and parking areas) and
(ii) with respect to the initial design and construction by Landlord of Landlord's Work (as defined in Article 4 hereof). Except as set forth above in the initial sentence hereto, Tenant shall be responsible for compliance with the ADA in all other respects concerning the use and occupancy of the Premises, which compliance shall include, without limitation (i) provision for full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of the Premises as contemplated by and to the extent required by the ADA, (ii) compliance relating to requirements under the ADA or amendments thereto arising after the date of this Lease and (iii) compliance relating to the design, layout, renovation, redecorating, refurbishment, alteration, or improvement to the Premises made or requested by Tenant at any time following completion of the Landlord's Work.

         28.      NOTICES.

         Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service (e.g. Federal Express) with evidence of receipt required for delivery; (iii) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; (iv) facsimile with a copy mailed by first class United States mail or (v) e-mailed with evidence of receipt and delivery of a copy of the notice by first class mail; in all such cases addressed to the parties at the addresses set forth in Article 1(l) hereof. Each such notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is delivered or delivery is refused. Either party hereto may change its address to which said notice shall be delivered or mailed by giving written notice of such change to the other party hereto, as herein provided.

         29.      BROKERS.

         Landlord and Tenant each represents and warrants to the other that such party has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder other than the Broker identified in Article 1(k); and that otherwise no broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease. Each party agrees to indemnify and hold the other harmless from and against all liability, cost and expense, including attorney's fees and court costs, arising out of any misrepresentation or breach of warranty under this Article. [Is this true? There is a defined Broker, the Williams Company, in the beginning of the Lease]

         30.      CHANGE OF BUILDING/PROJECT NAME.

         Landlord reserves the right at any time and from time to time to change the name by which the Building and/or Project is designated. Landlord agrees to pay for the reasonably documented costs of stationery charges (including letterhead and cards) necessitated by any such name change, such cost not to exceed five thousand ($5,000.00) dollars.

         31.      LANDLORD'S LIABILITY.

         Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which are then due and owing, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any section of this Lease by Landlord. In addition to the foregoing, no recourse shall be had for an obligation of Landlord hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, member, partner, shareholder, officer, director, partner, agent or employee of Landlord, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by Tenant with respect to the above-named individuals and entities.

         32.      AUTHORITY.

         Tenant represents and warrants that (a) Tenant is duly organized, validly existing and legally authorized to do business in the Commonwealth of New Jersey, and (b) the persons executing this Lease are duly authorized to execute and deliver this Lease on behalf of Tenant.

         33.      NO OFFER.

         The submission of the Lease by Landlord to Tenant for examination does not constitute a reservation of or option for the Premises or of any other space within the Building or in other buildings owned or managed by Landlord or its affiliates. This Lease shall become effective as a Lease only upon the execution and legal delivery thereof by both parties hereto.

         34.      TENANT FINANCIAL INFORMATION.

         If at any time and from time to time during the Term if the Tenant is no longer listed on a public stock exchange (but not more than once during any twelve month period unless a default has occurred under this Lease or Landlord has a reasonable basis to suspect that Tenant has suffered a material adverse change in its financial position) upon not less than thirty (30) days prior written request from Landlord, Tenant shall deliver to Landlord: (i) a copy of its currently available audited financials and any balance sheet or income statements available for the fiscal quarter in which the Landlord makes its request. Landlord shall keep all information provided hereunder strictly confidential.

         35.      EXPANSION.

         Tenant may notify Landlord at any time during the initial Term that Tenant desires to lease additional space within the portfolio of properties owned or controlled by Landlord BET Investments, Inc. or any affiliate thereof ("BET Portfolio"), which additional space must represent an expansion of at least 50% from the Premises on a square foot basis. Subject to Tenant not being in default, nor Tenant ever having been in default under this Lease, Landlord shall notify Tenant with regard to space that is available for lease within the BET Portfolio that meets the requirements set forth above, if any such space is available and Landlord shall propose to Tenant the basic economic terms upon which Landlord would be prepared to entertain the negotiation of a new lease for such space. Provided Landlord and Tenant negotiate, execute and deliver a lease for such space containing terms and conditions mutually acceptable to Landlord and Tenant in their sole discretion, Landlord and tenant shall terminate this Lease.

         36.      MISCELLANEOUS PROVISIONS.

                  (s) Successors. The respective rights and obligations provided in this Lease shall bind and inure to the benefit of the parties hereto, their successors and assigns; provided, however, that no rights shall inure to the benefit of any successors or assigns of Tenant unless Landlord's written consent for the transfer to such successor and/or assignee has first been obtained as provided in Article 12 hereof.

                  (t) Governing Law. This Lease shall be construed, governed and enforced in accordance with the laws of the State of New Jersey, without regard to principles relating to conflicts of law.

                  (u) Severability. If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

                  (v) Captions. Marginal captions, titles or exhibits and riders and the table of contents in this Lease are for convenience and reference only, and are in no way to be construed as defining, limiting or modifying the scope or intent of the various provisions of this Lease.

                  (w) Gender. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and the words of any gender shall mean to include any other gender.

                  (x) Entire Agreement. This Lease, including the Exhibits, the Side Letter dated June , 2002 between the parties and any Riders hereto (which are hereby incorporated by this reference, except that in the event of any conflict between the printed portions of this Lease and any Exhibits or Riders, the term of such Exhibits or Riders shall control), supersedes any prior discussions, proposals, negotiations and discussions between the parties and the Lease contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. Without in any way limiting the generality of the foregoing, this Lease can only be extended pursuant to the terms hereof, and in Tenant's case, with the terms hereof, with the due exercise of an option (if any) contained herein pursuant to a written agreement signed by both Landlord and Tenant specifically extending the term. No negotiations, correspondence by Landlord or offers to extend the term shall be deemed an extension of the termination date for any period whatsoever.

                  (y) Counterparts. This Lease may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.

                  (z) Telefax Signatures. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a telefaxed signature of either party whether upon this Lease or any related document shall be deemed valid and binding and admissible by either party against the other as if same were an original ink signature.

                  (aa) Calculation of Time. In computing any period of time prescribed or allowed by any provision of this Lease, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or legal holiday. Unless otherwise provided herein, all Notices and other periods expire as of 5:00 p.m. (local time in New York, New York) on the last day of the Notice or other period.

                  (bb) No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation, or other legal entity may acquire or hold, directly or indirectly, this Lease of the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of Landlord's mortgagee.

                  (cc) Time of the Essence. TIME IS OF THE ESSENCE IN ALL PROVISIONS OF THIS LEASE, INCLUDING ALL NOTICE PROVISIONS TO BE PERFORMED BY OR ON BEHALF OF TENANT.

Recordation of Lease. Tenant shall not record this Lease without the written consent of Landlord, which consent shall not be unreasonably withheld.

                  (dd) Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or Additional Rent due and payable hereunder, nor shall any endorsement or statement or any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other right or remedy provided for in this Lease, at law or in equity.

                  (ee) No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. This Lease establishes a relationship solely of that of a landlord and tenant.

                  (ff) No Presumption Against Drafter. Landlord and Tenant understand, agree, and acknowledge that: (i) this Lease has been freely negotiated by both parties; and (ii) that, in the event of any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease, or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

                  (gg) Force Majeure. If by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this Lease or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Fixed Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

         37.      Intentionally Deleted.


         38.      WAIVER OF TRIAL BY JURY.

         LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

         39.      RIGHT OF FIRST OFFER.

         Provided that (i) Tenant is not in default under this Lease on the date of the availability of the Additional Space (hereinafter defined) and (ii) this Lease is otherwise in full force and effect, Tenant shall have a right of first offer to lease any space as it may become available for lease within the third floor of the Building ("Additional Space"). If the Landlord has "Additional Space" available, then Landlord shall send written notice to Tenant identifying the Additional Space and setting its proposed financial terms for renting such "Additional Space". Within Ten (10) business days after receipt of Landlord's notice of availability of the "Additional Space", Tenant shall reply by written notice either (i) accepting the "Additional Space" under the terms of this Lease, as amended to reflect an adjustment to the Minimum Annual Rent and Tenant's Proportionate Share of additional rent, ii) rejecting the offer to rent the Additional Space on the offered terms, or (iii) offering to lease the "additional Space" on terms and conditions as proposed in written proposal submitted to the Landlord. If the Tenant does not (i) affirmatively accept the Additional Space in writing within ten (10) business days of receipt of Landlord's notice; or (ii) sign the lease amendment within twenty (20) days of receipt of Landlord's notice, the Landlord shall be permitted to treat the foregoing as rejection of the Additional Space. Notwithstanding the foregoing, if Tenant fails to respond to any writing as detailed in this Paragraph 36 Tenant then acknowledges that it has been offered the Additional Space and rejected it and Landlord shall not be required to offer it to Tenant again unless Landlord leases the space to a tenant and it is subsequently vacated.

         40.      FOOD SERVICE.

         Landlord hereby agrees that by the Commencement Date it shall have a person in the Building serving cooked food available to the Tenant's employees located within the Building. Said food service operation shall be open and operating from the hours of 8am - 2pm Monday - Friday.

         41.      TELECOMMUNICATIONS WIRING AND EQUIPMENT.

         Tenant shall have, at no additional cost, the right to operate telecommunications equipment and bring fiber optic cabling (or other means) into the Premises and Project and have required access to the roof, conduit(s), risers and vertical shafts, based upon reasonable availability, provided that the foregoing does not create a third party ownership rights or permanent easements in the Premises. Notwithstanding, any contrary provisions contained in this Lease or the Building Rules and Regulations attached as "Exhibit C", the right to install and operate said equipment shall be deemed to convey to Tenant and or its vendors temporary ingress and egress to the Premises, which right shall not survive this Lease.

         42.      GENERATOR.

         The tenant shall have the right at its sole cost and expense to place a generator in the Premises or upon the Project grounds, subject to the consent of the Landlord to the area of placement, which shall not be unreasonably withheld. Said placement of the generator shall be further subject to any and all governmental approvals and reasonable landlord rules that may be required.

         43.      CONSENT TO JURISDICTION.

         TENANT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN MIDDLESEX COUNTY NEW JERSEY AND TO THE FEDERAL COURTS LOCATED IN THE DISTRICT OF NEW JERSEY.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                             LANDLORD:

                                             BT Piscataway  LLC
                                             By Its General Partner
                                             BT Piscataway Member LLC


                                             By: s/ Michael P. Markman
                                                 -------------------------------
                                                 Michael P. Markman
                                                 Manager


                                             TENANT:

                                             EasyLink Services Corporation


                                             By:  s/Peter Macaluso
                                                 -------------------------------
                                                 Name:  Peter Macaluso
                                                 Title: Vice President Finance

                                   EXHIBIT "A"
                                   SPACE PLAN

                                   EXHIBIT "B"
                           CONFIRMATION OF LEASE TERM

         THIS MEMORANDUM is made as of the ___ day of _________, 2001, between BT Piscataway, LLC, a New Jersey limited liability corporation, with an office at 2600 Philmont Avenue, Suite 212, Huntingdon valley, PA 19006 ("Landlord") and _________________________, with its principal place of business at
______________________________ ______________________ ("Tenant"), who entered into a lease dated for reference purposes as of ___________ __, 200_, covering certain premises located at ________________________________________________.
All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

         1. The Parties to this Memorandum hereby agree that the date of ______________, 200_ is the "Commencement Date" of the Term, that the date
___________, 200_ is the Rent Commencement Date and the date _________ is the expiration date of the Lease.

         2.       Tenant hereby confirms the following:

                  (a) That it has accepted possession of the Premises pursuant to the terms of the Lease;

                  (b) That the improvements, including the Landlord Work, required to be furnished according to the Lease by Landlord have been Substantially Completed;

                  (c) That Landlord has fulfilled all of its duties of an inducement nature or are otherwise set forth in the Lease;

                  (d) That there are no offsets or credits against rentals, and the $__________ Security Deposit has been paid as provided in the Lease;

                  (e) That there is no default by Landlord or Tenant under the Lease and the Lease is in full force and effect.

         3. This Memorandum, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.


WITNESS:                                     LANDLORD:


                                                                          , L.P.
                                             -----------------------------
                                             By:                   , its general
                                                 ------------------
                                                 partner



                                             By:
--------------------------------                --------------------------------
[SEAL]


WITNESS:                                     TENANT:


                                             By:
--------------------------------                --------------------------------
[SEAL]

                                   EXHIBIT "C"
                         BUILDING RULES AND REGULATIONS
                          LAST REVISION: JANUARY, 2001

         Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Project, the operations thereof, the preservation of good order therein and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to Tenant shall be binding upon him in a like manner as if originally prescribed. Landlord will notify Tenant in writing of any changes to the Building Rules and Regulations.

1. Sidewalks, entrances, passages, elevators, vestibules, stairways, corridors, halls, lobby and any other part of the Building shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from each tenant's premises. Landlord shall have the right to control and operate the common portions of the Building and exterior facilities furnished for common use of the tenants (such as the eating, smoking, and parking areas) in such a manner as Landlord deems appropriate.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. All drapes, or window blinds, must be of a quality, type and design, color and attached in a manner approved by Landlord.

3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, or placed in hallways or vestibules without prior written consent of Landlord.

4. Rest rooms and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no debris, rubbish, rags or other substances shall be thrown therein. Only standard toilet tissue may be flushed in commodes. All damage resulting from any misuse of these fixtures shall be the responsibility of the Tenant who, or whose employees, agents, visitors, clients, or licensees shall have caused same.

5. No tenant, without the prior consent of Landlord, shall mark, paint, drill into, bore, or cut or in any way deface any part of the Premises or the Building of which they form a part except for the reasonable hanging of decorative or instructional materials on the walls of the Premises.

6. Tenants shall not construct or maintain, use or operate in any part of the project any electrical device, wiring or other apparatus in connection with a loud speaker system or other sound/communication system which may be heard outside the Premises. Any such communication system to be installed within the Premises shall require prior written approval of Landlord.

7. No mopeds, skateboards, scooters or other vehicles and no animals, birds or other pets of any kind shall be brought into or kept in or about the Building.

8. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

9. No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for sale at auction of merchandise, goods or property of any kind.

10. No tenant, or employees of Tenant, shall make any unseemly or disturbing noises or disturb or interfere with the occupants of this or neighboring buildings or residences by voice, musical instrument, radio, talking machines, whistling, singing, or in any way. All passage through the Building's hallways, elevators, and main lobby shall be conducted in a quiet, business-like manner. Rollerblading shall not be permitted in the Building nor in the common areas of the Project.

11. No tenant shall throw anything out of the doors, windows, or down corridors or stairs of the Building.


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12.      Tenant shall not place, install or operate on the Premises or in any part of the Project, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein (except for coffee machine, microwave oven, and/or vending machine), or place or use in or about the Premises or Project any explosives, gasoline, kerosene oil, acids, caustics or any other flammable, explosive, or hazardous material without prior written consent of Landlord.

13. No smoking is permitted in the rest rooms, hallways, elevators, stairs, lobby, exit and entrances vestibules, sidewalks, parking lot area except for the designated exterior smoking area. All cigarette ashes and butts are to be deposited in the containers provided for same, and not disposed of on sidewalks, parking lot areas, or toilets within the Building rest rooms.

14. Tenants are not to install any additional locks or bolts of any kind upon any door or window of the Building without prior written consent of Landlord. Each tenant must, upon the termination of tenancy, return to the Landlord all keys for the Premises, either furnished to or otherwise procured by such tenant, and all security access cards to the Building.

15. All doors to hallways and corridors shall be kept closed during business hours except as they may be used for ingress or egress.

16. Tenant shall not use the name of the Building, Landlord or Landlord's Agent in any way in connection with his business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant, which, in its sole opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

17. Tenants must be responsible for all Security Access cards issued to them, and to secure the return of same from any employee terminating employment with them. Lost cards shall cost $35.00 per card to replace. No person/company other than Building Tenants and/or their employees may have Security Access cards unless Landlord grants prior written approval.

18. All deliveries by vendors, couriers, clients, employees or visitors to the Building which involve the use of a hand cart, hand truck, or other heavy equipment or device must be made via the Freight Elevator. Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for Tenant to the Building. Tenant shall procure and deliver a certificate of insurance from Tenant's movers which certificate shall name Landlord as an additional insured.

19. Landlord reserves the right to inspect all freight to be brought into the Building, and to exclude from the Building all freight or other material which violates any of these rules and regulations.

20. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the premises for Tenant, to Landlord for Landlord's approval and supervision, which approval or supervision shall not be unreasonably withheld, before performance of any contractual service or access to Building. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Landlord reserves right to require that all agents of contractors/vendors sign in and out of the Building.

21. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to Landlord's management or security personnel.

22. Landlord may require, at its sole option, all persons entering the Building after 6 PM or before 7 AM, Monday through Friday and at any time on Holidays, Saturdays and Sundays, to register at the time they enter and at the time they leave the Building.


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23.      No space within the Building, or in the common areas such as the parking lot, may be used at any time for the purpose of lodging, sleeping, or for any immoral or illegal purposes.

24. No employees or invitees of Tenant shall use the hallways, stairs, lobby, or other common areas of the Building as lounging areas during "breaks" or during lunch periods.

25. No canvassing, soliciting or peddling is permitted in the Building or its common areas by tenants, their employees, or other persons.

26. No mats, trash, or other objects shall be placed in the public corridors, hallways, stairs, or other common areas of the Building.

27. Tenant must place all recyclable items of cans, bottles, plastic and office recyclable paper in appropriate containers provided by Landlord in each tenant's space. Removal of these recyclable items will be by Landlord's janitorial personnel.

28. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repair of items not maintained by Landlord, Landlord at its sole option, may arrange for the work to be done at Tenant's expense.

29. Drapes installed by Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant, at its own expense, at least once a year.

30. No pictures, signage, advertising, decals, banners, etc. are permitted to be placed in or on windows in such a manner as they are visible from the exterior, without the prior written consent of Landlord.

31. Tenant or Tenant's employees are prohibited at any time from eating or drinking in hallways, elevators, rest rooms, lobby or lobby vestibules.

32. Tenant shall be responsible to Landlord for any acts of vandalism performed in the Building by its employees, agents, invitees or visitors.

33. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, hallways, elevators, lobby or other public portions or facilities of the Building and exterior common areas by other tenants.

34. Landlord's employees shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord. Requests for such requirements must be submitted in writing to Landlord.

35. Tenant agrees that neither Tenant nor its agents, employees, licensees or invitees will interfere in any manner with the installation and/or maintenance of the heating, air conditioning and ventilation facilities and equipment.

36. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or common areas of the Project regardless of whether such loss occurs when area is locked against entry or not.

37. Landlord will not permit entrance to Tenant's Premises by use of pass key controlled by Landlord, to any person at any time without written permission of Tenant, except employees, contractors or service personnel supervised or employed by Landlord.

38. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Building grounds and surrounding areas.


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39.      Tenant and its employees, invitees, agents, etc. shall not enter other separate tenants' hallways, restrooms or premises unless they have received prior approval from Landlord's management.

40. Tenant shall not use or permit the use of any portion of the Premises for outdoor storage.


                                  ***********


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                                   EXHIBIT "D"

                                CLEANING SCHEDULE

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         I.       Private and general office areas, lobby/reception areas,
                  entrances, stairs, elevators, etc.


DAILY CLEANING

                           1. Empty wastebaskets and trash receptacles. Wash them, if necessary, and replace liners as needed.

                           2.       Empty ash trays. Wet-wipe and dry.

                           3. Dust desk tops and wipe them clean-WITHOUT disturbing papers.

                           4.       Dust telephones.

                           5. Dust all horizontal surfaces (up to 7 ft.) including sills, ledges, molding, shelves, picture frames, ducts, radiators, tops of petitions, chairs, furniture, etc.

                           6. Give special attention to entrance ways and lobby areas, including door frames and ledges.

                           7.       Hand dust and wipe clean all furniture.

                           8. Spot clean doors, door handles, frames, light switches, kick and push plates, handles, and walls.

                           9.       Clean and polish water fountains.

                           10. Vacuum elevators, polish bright work, and clean tracks.

                           11.      Straighten magazine tables.

                  WEEKLY CLEANING

                           1. Dust horizontal surfaces above 7 ft, including shelves, moldings, ledges, light fixtures, and ceiling vents.

                           2. Dust such vertical surfaces as sides of desks, furniture, baseboards, etc.

                           3.       Dust venetian blinds, mini blinds, levelers.

                           4. Remove cobwebs from ceilings and corners (up to 10 ft.)


                                            MONTHLY CLEANING


                           1. Stiff brush and vacuum all upholstered furniture and place in an organized manner.

                           2.       Dust wipe all diffusers and ceiling
                                    ventilators.


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         II.      Washrooms/Bathrooms/Lavatories


                                            DAILY CLEANING


                           1. Clean, sanitize, and polish all fixtures, including toilet seats, bowls, urinals, sinks and bright work.

                           2.       Clean and polish mirrors.

                           3. Clean horizontal surfaces to include heating vents, frames, counter tops, etc.

                           4. Empty and clean containers and sanitary disposals. Insert liners as needed.

                           5. Clean walls, doors, partitions, and ceiling vents.

                           6.       Clean, check, and refill soap dispensers.

                           7.       Remove all trash from floors

                           8.       Sweep, damp mop, and sanitize floors.

                           9. Replenish towels, tissues, and sanitary napkins, as needed. Clean dispensers.

                           10.      Clean and polish all stainless steel.

                           11. Remove water stains from porcelain as needed with a pumice bar.


         III.     Kitchen/Eating Areas/Vending Areas


                                            DAILY CLEANING


                           1. Clean and sanitize all surfaces, including counters, sinks and tables.

                           2. Empty and wash trash containers. Reline them as necessary.

                           3. Spot clean doors, frames, light switches, kick & push plates, handles, walls and interior surfaces.

                           4.       Sweep and damp mop floors.


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WEEKLY CLEANING


                           1. Dust all surfaces above 7 ft., including picture frames, molding, door frames, etc.


                  MONTHLY CLEANING


                           1.       Dust wipe all diffusers and ceiling
                                    ventilators.


         IV.      Floors


                                            DAILY CLEANING


                           1. Vacuum or mop traffic areas, lobby, steps, landing, and stair wells.

                           2. Sweep or vacuum entrance mats and spot clean as necessary.

                           3. Dust and damp mop all hard floors, including corners and under furniture.

                           4. Spot mop all hard floors for spillage as necessary.

                           5. Vacuum carpeted floors entirely, including edges and corners.

                           6.       Spot clean spills on carpeted floors.


         V.       General Procedures


                           1. Cleaners will notify building management of any obvious irregularities (i.e. defective plumbing unlocked doors, etc.)

                  All utility closets will be straightened and locked prior to leaving.

                  Cleaning personnel will wear uniforms and carry ID badges.

                  Turn off all lights except those designated to be left on. Close all windows and lock doors, re-check them before leaving.


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                  Provide all cleaning supplies and equipment necessary for
performing the above duties.

                  Trash and recycling will be removed to designated areas.

                  Maintain a logbook at the suite for special requests or problems.


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